UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Perdoceo Education Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
PERDOCEO EDUCATION CORPORATION
2021 Annual Meeting
Vote by June 2, 2021
11:59 PM ET
PERDOCEO EDUCATION CORPORATION
ATTN: MICHELE CHAFFEE
231 N MARTINGALE ROAD
SCHAUMBURG, IL 60173
D46165-P48724
You invested in PERDOCEO EDUCATION CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote in Person at the Meeting*
June 3, 2021
9:00 AM CDT
Perdoceo Education Corporation
Campus Support Center
231 North Martingale Road
Schaumburg, IL 60173
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Recommends
Voting Items
1. Election of Directors
Nominees:
1a.Dennis H. Chookaszian For
1b.Kenda B. Gonzales For
1c.Patrick W. Gross For
1d.William D. Hansen For
1e.Gregory L. Jackson For
1f.Thomas B. Lally For
1g.Todd S. Nelson For
1h.Leslie T. Thornton For
1i. Alan D. Wheat For
2. Advisory Vote to Approve Executive Compensation Paid by the Company to its Named Executive Officers. For
3. Approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan. For
4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting For firm for the year ending December 31, 2021.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D46166-P48724